UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2015

TALON INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13669	95-4654481
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21900 Burbank Blvd., Suite 270 Woodland Hills, California	91367
(Address of Principal Executive Offices)	(Zip Code)

(818) 444-4100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On August 14, 2015, Talon International, Inc. issued a press release regarding our financial results for the quarter and six months ended June 30, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(a)     Financial statements of business acquired.

          None.

(b)     Pro forma financial information.

          None.

(c)     Shell company transactions.

          None.

(d)     Exhibits.

                          99.1         Press Release dated August 14, 2015, published by the Registrant.*

          * This exhibit is furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALON INTERNATIONAL, INC.

Date: August 14, 2015	By:	/s/ Larry Dyne
Larry Dyne, Chief Executive Officer

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